Exhibit (99)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Helm, Douglas P. Dick, Brendan C. Fox, Kevin F. Cahill and Megan C. Johnson and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements of PIMCO Equity Series VIT and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 26, 2014

/s/ Peter G. Strelow
Peter G. Strelow
President, PIMCO Equity Series VIT

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Helm, Douglas P. Dick, Brendan C. Fox, Kevin F. Cahill and Megan C. Johnson and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements of PIMCO Equity Series VIT and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 8, 2013

/s/ Trent W. Walker
Trent W. Walker
Treasurer, PIMCO Equity Series VIT